                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                              CURRENT REPORT FILED
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported): July 19, 2000 (July 12, 2000)


                                   ESOFT, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


       0-26580                                              84-1093721
(Commission File No.)                          (IRS Employer Identification No.)


                      295 INTERLOCKEN BOULEVARD, SUITE 500
                           BROOMFIELD, COLORADO 80021
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (303) 444-1600

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)  Previous independent accountants.

     (i) On July 12, 2000, the Registrant orally dismissed the accounting firm of BDO Seidman, LLP as its independent accountants effective July 12, 2000. On July 12, 2000, the Company received a letter from BDO Seidman, LLP indicating that the client-auditor relationship between the Registrant and BDO Seidman, LLP had ceased.

     (ii) BDO Seidman, LLP's reports on the financial statements for the past two years have contained no adverse opinions or disclaimers of opinion and were not qualified as to uncertainty, audit scope or accounting principles.

     (iii) During the Registrant's fiscal years ended December 31, 1998 and 1999 and subsequent interim periods preceding such dismissal, the accountant's reports were unqualified and there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure which would have caused the former accountants to make reference in their report to such disagreements if not resolved to their satisfaction.

     (iv) The Registrant's Audit Committee and Board of Directors approved the decision to change independent accountants from BDO Seidman, LLP to Arthur Andersen LLP.

     (v) The Registrant has provided BDO Seidman, LLP with a copy of this disclosure and requested that BDO Seidman, LLP furnish the Registrant with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether it agrees with the above statements. A copy of the BDO Seidman, LLP letter addressed to the Commission is filed as Exhibit 16.1 to this Form 8-K.

(b)  New independent accountants.

     (i) On July 12, 2000, the Registrant engaged Arthur Andersen LLP as its new independent accountants for the fiscal year ending December 31, 2000.

     (ii) Prior to July 2000, the Company had not consulted with Arthur Andersen LLP on items which involved the Company's accounting principles or the type of audit opinion to be issued on the Company's financial statements, but did discuss with Arthur Andersen LLP its engagement fees and standard engagement terms for serving as the Registrant's auditors.

ITEM 7. EXHIBITS

16.1   Letter regarding change in certifying accountants.

                                       1.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: July 19, 2000                   ESOFT, INC.

                                      By: /s/ Jeffrey Finn
                                          -------------------------------------
                                          Jeffrey Finn
                                          President and Chief Executive Officer



                                       2.


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                                EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------
   16.1        Letter regarding change in certifying accountant.